EXHIBIT 99.1


                                                           PRESS RELEASE


                   SEACOR SMIT ANNOUNCES THIRD QUARTER RESULTS


HOUSTON, TEXAS
November 4, 2003

FOR IMMEDIATE RELEASE -- SEACOR SMIT Inc. (NYSE:CKH) announced net earnings for the third quarter ended September 30, 2003 of $2.9 million, or $0.15 per diluted share, on operating revenues of $103.2 million. For the nine months ended September 30, 2003, net earnings were $13.7 million, or $0.71 per diluted share, on operating revenues of $305.3 million.

For the third quarter ended September 30, 2002, net earnings were $21.3 million, or $1.02 per diluted share, on operating revenues of $102.1 million. For the nine months ended September 30, 2002, net earnings were $44.9 million, or $2.16 per diluted share, on operating revenues of $303.5 million.

For the quarter ended June 30, 2003, net earnings were $6.4 million, or $0.33 per diluted share, on operating revenues of $105.2 million.

Financial results for the third quarter ended September 30, 2003 as compared to the immediately preceding quarter were impacted, on a pre-tax basis, by a variety of factors highlighted below and described in greater detail in subsequent paragraphs and tables in this release.

      o DECREASED OPERATING REVENUES. Operating revenues decreased $1.9 million. Reduced fees and services provided on a major environmental project that began in the first quarter and lower demand for helicopter services decreased revenues. These declines were partially offset by higher revenues earned by barges and offshore marine vessels added to the Company's fleet.

      o DECREASED OPERATING INCOME. Operating income decreased $4.8 million. In addition to those factors affecting revenues, operating income declined in part due to higher North Sea crew wage costs, unscheduled repair costs mostly reflecting insurance deductibles, additional expenses associated with planned overhauls and "start-up" costs associated with the charter-in of 166 additional barges.

      o DECREASED DEBT EXTINGUISHMENT EXPENSE. Prior quarter results included a $1.0 million charge against income for the write-off of unamortized discount upon debt repayment.

      o INCREASED INCOME FROM EQUIPMENT SALES. The sale of additional vessels in the third quarter resulted primarily in the $1.9 million increase in equipment sale income.

      o DECREASED RESULTS FROM DERIVATIVE TRANSACTIONS. The mark-to-market accounting of derivative transactions decreased other income by $3.1 million.

      o OTHER, NET. Other income declined $1.1 million resulting primarily from foreign currency accounting losses, partially offset by higher security sale gains and the non-recurrence of an investment impairment charge of the prior quarter.

The Company's offshore marine fleet declined from 283 vessels at the end of the prior quarter to 279 at September 30, 2003. During the quarter, the Company sold 11 vessels, 4 of which were leased-back, and took delivery of 2 newly constructed crew vessels. Additional fleet change information is described in the attached supplementary operational data schedule.

The Company's inland river hopper barge fleet grew from 559 units at the end of the prior quarter to 735 units at September 30, 2003 primarily due to the charter-in of 166 barges in the current quarter.

Derivative results in the second and third quarters primarily related to swap agreements with respect to $41.0 million notional amount of the Company's 7.2% Senior Notes due 2009. The Company recognizes unrealized income or loss based on the fair value of such swap agreements.

Equity in earnings of 50% or less owned companies increased $0.6 million between quarters. Offshore marine and marine telecommunication joint venture earnings were higher and a newly formed offshore marine joint venture commenced operations. Third quarter results included a $1.0 million charge against equity earnings for U.S. income taxes payable on dividends received from a foreign joint venture.

SEACOR and its subsidiaries are engaged in the operation of a diversified fleet of offshore support vessels that service oil and gas exploration and development activities in the U.S. Gulf of Mexico, the North Sea, West Africa, Asia, Latin America and other international regions. Other business activities include environmental services, inland river operations, and helicopter transportation services to the oil and gas industry, mainly in the U.S. Gulf of Mexico.


This release includes "forward-looking statements" as described in the Private Securities Litigation Reform Act of 1995. Statements herein that describe the Company's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: general economic and business conditions, the cyclical nature of our business, adequacy of insurance coverage, currency exchange fluctuations, changes in foreign political, military and economic conditions, the ongoing need to replace aging vessels, dependence of spill response revenue on the number and size of spills and upon continuing government regulation in this area and our ability to comply with such regulation and other governmental regulation, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, regulatory initiatives, customer preferences, marine-related risks, effects of adverse weather conditions and seasonality on the Company's offshore aviation business, helicopter related risks, effects of adverse weather and river conditions and seasonality on inland river operations, the level of grain export volume, variability in freight rates for inland river barges and various other matters, many of which are beyond the Company's control and other factors. The words "estimate," "project," "intend," "believe," "plan" and similar expressions are intended to identify forward-looking statements. Forward-looking statements included in this release speak only as of the date of this release and SEACOR disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions, or circumstances on which the forward-looking statement is based. The forward-looking statements in this release should be evaluated together with the many uncertainties that affect our businesses, particularly those mentioned under "Forward-Looking Statements" in
Item 7 of our Form 10-K and SEACOR's periodic reporting on Form 10-Q and Form 8-K (if any), which we incorporate by reference.

For additional information, contact Randall Blank, Executive Vice President and Chief Financial Officer, at (281) 899-4800 or (212) 307-6633 or visit SEACOR's website at www.seacorsmit.com.

                        SEACOR SMIT INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT SHARE DATA, UNAUDITED)


                                                                      Three Months Ended                    Nine Months Ended
                                                                          September 30,                        September 30,
                                                                ---------------------------------    ------------------------------
                                                                     2003              2002              2003            2002
                                                                ---------------   ---------------    -------------   --------------
Operating Revenues..........................................  $      103,234    $      102,137     $      305,253   $     303,450
                                                                ---------------   ---------------    -------------   --------------
Costs and Expenses:
   Operating expenses.......................................          72,264            64,297            208,786         182,586
   Administrative and general...............................          13,676            13,434             41,146          38,597
   Depreciation and amortization............................          13,411            14,381             41,755          42,253
                                                                ---------------   ---------------    -------------   --------------
                                                                      99,351            92,112            291,687         263,436
                                                                ---------------   ---------------    -------------   --------------
Operating Income............................................           3,883            10,025             13,566          40,014
                                                                ---------------   ---------------    -------------   --------------
Other Income (Expense):
   Interest on debt.........................................          (4,603)           (3,503)           (14,528)        (11,300)
   Interest income..........................................           1,540             2,043              5,966           6,012
   Debt extinguishments.....................................               -            (2,338)            (2,091)         (2,338)
   Income from equipment sales or retirements, net..........           2,349             2,321              7,910           5,558
   Gain from Chiles Merger..................................               -            19,719                  -          19,719
   Gain (loss) from derivative transactions, net............            (443)           (3,251)             3,930          (2,619)
   Gain (loss) from foreign currency transactions, net......          (1,714)            2,203                115           5,454
   Gain (loss) from sale of marketable securities, net......           2,411             3,377              5,852           2,699
   Other, net...............................................             (15)                4               (759)              4
                                                                ---------------   ---------------    -------------   --------------
                                                                        (475)           20,575              6,395          23,189
                                                                ---------------   ---------------    -------------   --------------
 Income Before Taxes, Minority Interest and Equity Earnings.           3,408            30,600             19,961          63,203
Income Tax Expense..........................................           1,334            10,369              7,329          21,768
                                                                ---------------   ---------------    -------------   --------------
Income Before Minority Interest and Equity Earnings.........             2,074            20,231             12,632          41,435
Minority Interest in Income of Subsidiaries.................            (112)               (6)              (451)           (194)
Equity in Earnings of 50% or Less Owned Companies...........             935             1,070              1,503           3,708
                                                                ---------------   ---------------    -------------   --------------
Net Income..................................................  $        2,897    $       21,295     $       13,684   $      44,949
                                                                ===============   ===============    =============   ==============

Basic Earnings Per Common Share.............................  $         0.16    $         1.06     $         0.71   $        2.24
                                                                ===============   ===============    =============   ==============

Diluted Earnings Per Common Share...........................  $         0.15    $         1.02     $         0.71   $        2.16
                                                                ===============   ===============    =============   ==============

Weighted Average Common Shares:
  Basic.....................................................      18,629,664        20,051,743         19,182,564        20,056,435
  Diluted...................................................      18,785,256        21,186,390         19,479,462        21,325,804


                        SEACOR SMIT INC. AND SUBSIDIARIES
                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA
          (IN THOUSANDS, EXCEPT SHARE AND OPERATIONAL DATA, UNAUDITED)

                                                 Sep. 30,         Jun. 30,        Mar. 31,           Dec. 31,            Sep. 30,
STATEMENTS OF OPERATIONS:                          2003             2003            2003               2002                2002
                                              --------------   -------------   --------------    ----------------    --------------
   Operating Revenues.....................   $   103,234      $   105,159     $    96,860       $     99,708        $   102,137
                                              --------------   -------------   --------------    ----------------    --------------
   Cost and Expenses:
      Operating expenses..................        72,264           69,422          67,100             67,306             64,297
      Administrative and general..........        13,676           13,391          14,079             14,668             13,434
      Depreciation and amortization.......        13,411           13,708          14,636             13,991             14,381
                                              --------------   -------------   --------------    ----------------    --------------
                                                  99,351           96,521          95,815             95,965             92,112
                                              --------------   -------------   --------------    ----------------    --------------
   Operating Income.......................         3,883            8,638           1,045              3,743             10,025
   Net Interest Expense...................        (3,063)          (2,549)         (2,950)            (2,943)            (1,460)
   Debt Extinguishment....................             -             (966)         (1,125)                 -             (2,338)
   Income from Equipment Sales, net.......         2,349              414           5,147              3,077              2,321
   Gain from Chiles Merger................             -                -               -                  -             19,719
   Derivative Transactions, net...........          (443)           2,624           1,749             (2,424)            (3,251)
   Other, net.............................           682            1,797           2,729              1,486              5,584
                                              --------------   -------------   --------------    ----------------    --------------
   Income Before Taxes, Minority
      Interest and Equity Earnings........         3,408            9,958           6,595              2,939             30,600
   Income Tax Expense.....................         1,334            3,596           2,399              1,266             10,369
                                              --------------   -------------   --------------    ----------------    --------------
   Income Before Minority Interest and
      Equity Earnings.....................         2,074            6,362           4,196              1,673             20,231
   Minority Interest......................          (112)            (241)            (98)               (32)                (6)
   Equity Earnings........................           935              322             246                 (3)             1,070
                                              --------------   -------------   --------------    ----------------    --------------
   Net Income.............................   $     2,897      $     6,443     $     4,344       $      1,638        $    21,295
                                              ==============   =============   ==============    ================    ==============

WEIGHTED AVERAGE COMMON SHARES:
   Basic..................................    18,629,664       19,155,421      19,775,194        19,823,095          20,051,743
   Diluted................................    18,785,256       19,315,817      20,362,120        20,032,229(1)       21,186,390

DILUTED EARNINGS PER COMMON SHARE.........   $      0.15      $      0.33     $      0.22       $      0.08(1)      $      1.02

BALANCE SHEET:
   Cash, Marketable Securities and
      Construction Reserve Funds..........   $   428,372      $   431,796     $   498,075       $   525,931         $   536,950
   Total Assets...........................     1,370,630        1,379,700       1,401,710         1,487,107           1,467,396
   Total Long-term Debt...................       332,213          332,187         343,058           402,118             401,347
   Stockholders' Equity...................       768,530          772,563         789,971           804,951             804,227

MARINE FLEET RATES PER DAY WORKED ($)(2):
   Anchor Handling Towing Supply..........        12,650           12,258          11,963            14,109              13,144
   Crew...................................         3,257            3,153           3,158             3,148               3,200
   Geophysical, Freight and Other(3)......             -                -               -                 -                   -
   Mini-Supply............................         2,998            3,027           3,102             2,983               2,918
   Standby Safety.........................         6,733            6,559           6,537             6,288               6,268
   Supply and Towing Supply...............         7,470            7,648           7,712             7,834               8,153
   Utility................................         1,774            1,792           1,767             1,762               1,761
MARINE FLEET UTILIZATION (%)(2) :
   Anchor Handling Towing Supply..........          76.9             76.7            82.6              73.1                72.9
   Crew...................................          75.9             79.9            78.9              78.3                76.3
   Geophysical, Freight and Other(3)......             -                -               -                 -                   -
   Mini-Supply............................          91.6             89.4            86.8              86.2                90.0
   Standby Safety.........................          89.9             89.5            81.6              88.5                88.2
   Supply and Towing Supply...............          82.8             81.6            79.9              85.7                88.9
   Utility................................          58.7             56.7            55.1              58.0                62.4
      Overall Offshore Marine Fleet.......          77.5             77.8            76.2              76.8                77.7
MARINE FLEET AT PERIOD END(2) :
    Anchor Handling Towing Supply.........            26               25              26                28                  30
    Crew..................................            90               92              92                96                  95
    Geophysical, Freight and Other........             2                2               2                 2                   2
    Mini-Supply...........................            32               32              32                33                  28
    Standby Safety........................            26               26              26                26                  28
    Supply and Towing Supply..............            67               66              69                71                  69
    Utility...............................            36               40              41                45                  48
                                              --------------   -------------   --------------    ----------------    --------------
      Total Offshore Marine Fleet.........           279              283             288               301                 300
                                              ==============   =============   ==============    ================    ==============

INLAND BARGE FLEET AT PERIOD END..........           735              559             562               535                 482

HELICOPTER FLEET AT PERIOD END............            36               36              36                36                n.a.

HELICOPTER FLIGHT HOURS...................         5,131            5,889           5,061              n.a.                n.a.


--------------------

(1) The assumed conversion of the Company's convertible notes into shares of common stock has been excluded from the computation of diluted earnings per share in the three month period ended December 31, 2002 as the effect was antidilutive. In this same period, such shares were also excluded from the calculation of diluted weighted average common shares outstanding.

(2)   Statistics exclude vessels retired from service in the applicable periods
      - 12 utility vessels at September 30, 2003.

(3)   Vessels in this class were out of service during all reported periods.

                        SEACOR SMIT INC. AND SUBSIDIARIES
                         SUPPLEMENTARY OPERATIONAL DATA
                                   (UNAUDITED)

                                                                                                                      As of
                                                                                                                     June 30,
                                                               As of September 30, 2003                               2003
                                     ------------------------------------------------------------------------      ----------
                                                                             Joint       Pooled/
                                       Owned      Leased-in    Subtotal     Ventured     Managed      Total           Total
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
OFFSHORE MARINE FLEET
   ANCHOR HANDLING TOWING SUPPLY:
   Domestic........................        3            2           5           -            -             5              5
   Foreign.........................       15            -          15           6            -            21             20
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                          18            2          20           6            -            26             25
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
   CREW:
   Domestic........................       33           23          56           1            -            57             60
   Foreign.........................       21            -          21          12            -            33             32
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                          54           23          77          13            -            90             92
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
   GEOPHYSICAL, FREIGHT AND OTHER:
   Domestic........................        1            -           1           -            -             1              1
   Foreign.........................        -            -           -           1            -             1              1
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                           1            -           1           1            -             2              2
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
   MINI-SUPPLY:
   Domestic........................       25            3          28           -            -            28             28
   Foreign.........................        2            -           2           2            -             4              4
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                          27            3          30           2            -            32             32
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
   STANDBY SAFETY:
   Domestic........................        -            -           -           -            -             -              -
   Foreign.........................       18            -          18           3            5            26             26
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                          18            -          18           3            5            26             26
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
   SUPPLY AND TOWING SUPPLY:
   Domestic........................        3            7          10           2            1            13             13
   Foreign.........................       26            3          29          25            -            54             53
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                          29           10          39          27            1            67             66
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
   UTILITY:
   Domestic........................       34            -          34           -            -            34             37
   Foreign.........................        1            -           1           1            -             2              3
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                          35            -          35           1            -            36             40
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
   WORLDWIDE FLEET:
   Domestic........................       99           35         134           3            1           138            144
   Foreign.........................       83            3          86          50            5           141            139
                                     ----------   ---------   ----------  -----------  -----------   --------      ----------
                                         182           38         220          53            6           279            283
                                     ==========   =========   ==========  ===========  ===========   ========      ==========

INLAND BARGE FLEET
     Domestic......................      332          166         498           6          231           735            559
                                     ==========   =========   ==========  ===========  ===========   ========      ==========

HELICOPTER FLEET
     Domestic......................       19           16          35           -            1            36             36
                                     ==========   =========   ==========  ===========  ===========   ========      ==========